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                                                                   EXHIBIT 10.23

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT dated as of November 10, 2005 (this "Amendment") amends the Five-Year Revolving Credit Agreement dated as of June 18, 2004, among Anixter Inc. ("Anixter"), various subsidiaries of Anixter (the "Borrowing Subsidiaries"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows.

     (a) Section 1.01 of the Credit Agreement is amended by deleting the definition of "Foreign Currency Loan Notice" and adding the following definitions in the appropriate alphabetical positions:

          "Applicable Foreign Currency Commitment" means, as to each Available Foreign Currency and Applicable Foreign Currency Lender, such Foreign Currency Lender's obligation to make Foreign Currency Loans in such Available Foreign Currency to the Borrowers (or, in the case of Anixter Canada Inc., to make a Canadian Banker's Acceptance facility available) pursuant to Section 2.04, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the amount of such Foreign Currency Lender's Applicable Foreign Currency Commitment in respect of such Available Foreign Currency set forth opposite such Foreign Lender's name on
     Schedule 2.04 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in the designation by Anixter accepted by such Foreign Currency Lender, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of all Applicable Foreign Currency Commitments for all Available Foreign Currencies shall not exceed the Aggregate Foreign Currency Commitments.

          "Applicable Foreign Currency Lender" means, with respect to any Available Foreign Currency, a Foreign Currency Lender with an Applicable Foreign Currency Commitment in respect of such Available Foreign Currency.

          "Applicable Foreign Currency Pro Rata Share" means, with respect to each Available Foreign Currency and Applicable Foreign Currency Lender, at any time the percentage (carried out to the ninth decimal place) that such Foreign Currency Lender's Applicable Foreign Currency Commitment in respect of such Available Foreign

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     Currency comprises of the aggregate Applicable Foreign Currency Commitments in respect of such Available Foreign Currency.

          "Canadian BA Discount Proceeds" means, in respect of any Canadian Banker's Acceptance, an amount calculated on the applicable funding date which is (rounded to the nearest full cent, with one-half of one cent being rounded up) equal to the face amount of such Canadian Banker's Acceptance multiplied by the price, where the price is calculated by dividing one by the sum of one plus the product of (a) the Canadian BA Discount Rate applicable thereto expressed as a decimal fraction multiplied by (b) a fraction, the numerator of which is the term of such Canadian Banker's Acceptance and the denominator of which is 365, rounded to the nearest multiple of 0.001%.

          "Canadian BA Discount Rate" means (a) with respect to any Canadian Banker's Acceptance accepted by a Canadian Lender named on Schedule I to the Bank Act (Canada), the rate determined by such Canadian Lender as being the CDOR Rate on the applicable funding date, and (b) with respect to any Canadian Banker's Acceptance accepted by any other Canadian Lender, the lesser of (i) the rate advised by such Canadian Lender to the Administrative Agent as being the discount rate of such Canadian Lender, calculated on the basis of a year of 365 days and determined in accordance with normal market practice, for Canadian Banker's Acceptances of such Canadian Lender having a comparable face amount and identical maturity date to the face amount and maturity date of such Canadian Banker's Acceptance, and (ii) the rate determined by such Canadian Lender in accordance with (a) above plus 0.10% per annum.

          "Canadian BA Equivalent Loan" has the meaning specified in Schedule 2.04BA.

          "Canadian Banker's Acceptance" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order signed by Anixter Canada Inc. and accepted by a Canadian Lender pursuant to this Agreement or, for Canadian Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars that is drawn by Anixter Canada Inc. and accepted by a Canadian Lender pursuant to this Agreement. Orders or drafts that become depository bills, drafts and bills of exchange are sometimes collectively referred to in this Agreement as "orders".

          "Canadian Banker's Acceptance Fee" means, with respect to any Canadian Banker's Acceptance, the amount calculated by multiplying the face amount of the Canadian Banker's Acceptance by the then Applicable Margin applicable to Eurocurrency Rate Loans, and then multiplying the result by a fraction, the numerator of which is the duration of its term on the basis of the actual number of days to elapse from and including the date of acceptance of the Canadian Banker's Acceptance by the related Canadian Lender up to but excluding the maturity date of the Canadian Banker's Acceptance and the denominator of which is the number of days in the calendar year in question.

          "Canadian Dollars" means lawful currency of Canada.


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          "Canadian Lender" means a Foreign Currency Lender with a Foreign
     Currency Commitment in Canadian Dollars.

          "Canadian Prime Rate" means, on any day, with respect to any Loan in Canadian Dollars by a Canadian Lender, the greater of:

          (a) the annual rate of interest expressed as a percentage per annum on the basis of a 365 or 366 day year, as the case may be, announced by such Canadian Lender on that day as its reference rate for commercial loans made by it in Canada in Canadian Dollars; and

          (b) the CDOR Rate for one month Canadian Dollar banker's acceptances on that day plus 0.75% per annum.

          "CDOR Rate" means, on any date, with respect to any Canadian Banker's Acceptance and the related Canadian Lender, the simple average of the rates shown on the display referred to as the "CDOR Page" (or any display substituted therefor) on Reuters Domestic Money Service (or any successor source from time to time) with respect to the banks and other financial institutions named in such display at or about 10:00 a.m. (Toronto time) on such date for banker's acceptances having an identical maturity date to the maturity date of such Canadian Banker's Acceptance, as determined by such Canadian Lender, or if such day is not a Business Day, then on the immediately preceding Business Day; provided, however, that if such rates are not available, then the CDOR Rate for any day shall be calculated as the average of the bid rates (rounded upwards to the nearest 1/16th of 1%) quoted by such Canadian Lender for its own bankers' acceptances for the applicable period as of 10:00 a.m. (Toronto time) on such day, as determined by such Canadian Lender, or if such day is not a Business Day, then on the immediately preceding Business Day.

          "Foreign Currency Borrowing Notice" means a notice of (a) a Foreign Currency Borrowing, or (b) a continuation of Foreign Currency Loans for a new Interest Period, pursuant to Section 2.04, which, if in writing, shall be substantially in the form of Exhibit A-2.

     (b) Section 1.01 of the Credit Agreement is further amended so that each of the following definitions reads in its entirety as follows:

          "Aggregate Foreign Currency Commitments" means US$150,000,000, as such amount may be reduced or adjusted from time to time in accordance with this Agreement. The Aggregate Foreign Currency Commitments are part of, and not in addition to, the Aggregate Commitments.

          "Applicable Currency" means, with respect to any Loan or other Obligation, the currency in which such Loan or other Obligation is denominated.

          "Available Foreign Currency" means (i) British Pounds Sterling, (ii) Euro, (iii) Canadian Dollars, and (iv) any other currency (other than US Dollars) which is readily


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     available and freely transferable and convertible into US Dollars and which is requested by Anixter and approved by the Administrative Agent.

          "Cash Collateralize", with respect to L/C Obligations, has the meaning specified in Section 2.05(g) and, with respect to Canadian Banker's Acceptances, has the meaning specified in Schedule 2.04BA.

          "Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans plus
     (iii) 2% per annum; provided, however, that (A) with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws, (B) with respect to a Foreign Currency Swing Line Loan or a Foreign Currency Loan (other than a Foreign Currency Loan in Canadian Dollars) following the end of the relevant Interest Period therefor, the Default Rate shall be an interest rate equal to (i) the applicable Overnight Rate plus (ii) 2% per annum and (C) with respect to a Foreign Currency Loan in Canadian Dollars, the Default Rate shall be an interest rate equal to (i) the applicable Canadian Prime Rate plus (ii) 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to (i) the Applicable Margin plus (ii) 2% per annum.

          "Foreign Currency Borrowing" means a borrowing consisting of simultaneous Foreign Currency Loans of the same Available Foreign Currency from the Applicable Foreign Currency Lenders pursuant to Section 2.04 (or, in the case of Canadian Banker's Acceptances, a funding thereof by the Canadian Lenders pursuant to Section 2.04 and Schedule 2.04BA).

          "Foreign Currency Commitment" means, as to each Foreign Currency Lender, its Applicable Foreign Currency Commitment(s).

          "Foreign Currency Pro Rata Share" means, with respect to each Foreign Currency Lender at any time, the percentage (carried out to the ninth decimal place) that such Foreign Currency Lender's Applicable Foreign Currency Commitment(s) comprise of the Aggregate Foreign Currency Commitments at such time.

          "Loan Documents" means this Agreement, each Note, the Guaranty, the Agent/Arranger Fee Letters, each Request for Credit Extension, each Issuer Document, each Canadian Banker's Acceptance and each Compliance Certificate.

          "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Canadian Banker's Acceptance or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any


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     proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

          "Outstanding Amount" means (a) with respect to Committed Loans, Swing Line Loans and Foreign Currency Loans on any date, the aggregate outstanding principal Dollar Equivalent amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans, Swing Line Loans and Foreign Currency Loans, as the case may be, occurring on such date, (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Anixter of Unreimbursed Amounts, and (c) with respect to any Canadian Banker's Acceptance, the Dollar Equivalent amount of the unpaid portion of the face amount thereof.

          "Revaluation Date" means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Loan denominated in an Available Foreign Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Available Foreign Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require;
     (b) with respect to any Canadian Banker's Acceptance, each of the following: (i) each date of the funding of such Canadian Banker's Acceptance and (ii) such additional dates as the Administrative Agent shall determine or the related Canadian Lender shall require, and (c) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Available Foreign Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Available Foreign Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

          "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially directly or indirectly owned by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Anixter.

          "Total Outstandings" means at any time the aggregate principal amount (or Dollar Equivalent principal amount, as applicable) of all Loans and all L/C Obligations and the Dollar Equivalent amount of the unpaid portion of the face amount of all Canadian Banker's Acceptances.

     (c) Section 1.05 of the Credit Agreement is amended to read in its entirety as follows: 1.05 [RESERVED].


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     (d) Section 2.04 of the Credit Agreement is amended to read in its entirety as follows:

          (a) Foreign Currency Borrowings. Subject to the terms and conditions of this Agreement, with respect to each Available Foreign Currency, each Applicable Foreign Currency Lender severally agrees to make loans (each a "Foreign Currency Loan" and collectively the "Foreign Currency Loans") in such Available Foreign Currency to the Borrowers (and, in the case of each Canadian Lender, to make available Canadian Banker's Acceptances for Anixter Canada Inc. in accordance with the terms of Schedule 2.04BA) from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate Dollar Equivalent amount at any time outstanding not to exceed such Foreign Currency Lender's Applicable Foreign Currency Commitment in respect of such Available Foreign Currency; provided that after giving effect to any Foreign Currency Borrowing, (i) the Total Outstandings shall not at any time exceed the Aggregate Commitments, (ii) the aggregate Outstanding Amount of all Foreign Currency Loans in such Available Foreign Currency of any Foreign Currency Lender (and, in the case of Canadian Dollars, Canadian Banker's Acceptances) shall not at any time exceed the Applicable Foreign Currency Commitment of such Foreign Currency Lender, (iii) the aggregate Outstanding Amount of all Foreign Currency Loans in such Available Foreign Currency (and, in the case of a Canadian Lender, Canadian Banker's Acceptances) shall not at any time exceed the aggregate Applicable Foreign Currency Commitments in respect of such Available Foreign Currency, (iv) the aggregate Outstanding Amount of all Foreign Currency Loans and Canadian Banker's Acceptances shall not at any time exceed the Aggregate Foreign Currency Commitment, and (v) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, Swing Line Loans, Foreign Currency Loans and Canadian Banker's Acceptances shall not exceed such Lender's Commitment. Subject to the terms and conditions hereof, each Borrower may borrow under this Section 2.04, prepay under Section 2.06 and reborrow under this Section 2.04 from time to time.

          (b) Procedure for Foreign Currency Borrowings.

          (i) Each Foreign Currency Borrowing and each continuation of Foreign Currency Loans for a new Interest Period shall be made upon the applicable Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., four Business Days prior to the requested date of any Foreign Currency Borrowing or any continuation of Foreign Currency Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Foreign Currency Borrowing Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each Foreign Currency Borrowing or continuation of Foreign Currency Loans shall be in a principal amount of the applicable Minimum Tranche. Each Foreign Currency Borrowing Notice (whether telephonic or written) shall specify (A) whether such Borrower is requesting a Foreign Currency Borrowing or a continuation of Foreign Currency Loans for a new Interest Period, (B) the requested date of the Foreign


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     Currency Borrowing or continuation, as the case may be (which shall be a
     Business Day), (C) the principal amount and Available Foreign Currency of Foreign Currency Loans to be borrowed or continued or the aggregate face amount of Canadian Banker's Acceptances to be accepted, as the case may be, and (D) the duration of the Interest Period with respect thereto or the maturity of the Canadian Banker's Acceptances, as the case may be. If such Borrower fails to specify a new Interest Period in a Foreign Currency Loan Notice, then the applicable Foreign Currency Loans shall be continued for a new Interest Period of one month's duration.

          (ii) Following receipt of a Foreign Currency Borrowing Notice, the Administrative Agent shall promptly notify each Applicable Foreign Currency Lender of its Applicable Foreign Currency Pro Rata Share of the applicable Foreign Currency Loans or Canadian Banker's Acceptance. In the case of a Foreign Currency Borrowing, upon satisfaction of the applicable conditions set forth in Section 4.02, each Applicable Foreign Currency Lender shall make the amount of its Foreign Currency Loan or Canadian BA Discount Proceeds available (x) to the Administrative Agent in immediately available funds at the applicable office of the Administrative Agent specified for such Available Foreign Currency on Schedule 10.02 not later than 1:00 p.m., local time of such office, on the Business Day specified in the applicable Foreign Currency Loan Notice or (y) directly to the applicable Borrower, with notice to the Administrative Agent, in accordance with other funding procedures that may be agreed to from time to time among the Borrowers, the Administrative Agent and the Applicable Foreign Currency Lenders or (z) in the case of Canadian Banker's Acceptances, to Anixter Canada Inc. in accordance with Schedule 2.04BA. The Administrative Agent shall make all funds so received by the Administrative Agent available to the applicable Borrower in like funds as received by the Administrative Agent either by
     (A) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by such Borrower.

          (iii) During the existence of a Default, the Required Lenders may demand that any or all of the then outstanding Foreign Currency Loans be converted immediately to Loans bearing interest at the applicable Overnight Rate.

          (iv) The Administrative Agent shall promptly notify Anixter and the Lenders of the interest rate applicable to any Foreign Currency Loan upon determination of such interest rate. The determination of the Eurocurrency Rate and Overnight Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

          (v) After giving effect to all Foreign Currency Borrowings, and all continuations of Foreign Currency Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Foreign Currency Loans.

     (c) Participations in Foreign Currency Loans and Canadian Banker's Acceptances.

               (i) Each Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon


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          receipt of notice that the Administrative Agent has received a Foreign
          Currency Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Foreign Currency Loan and Canadian Banker's Acceptance in an amount equal to its Pro Rata Share of the amount of such Foreign Currency Loan or its Pro Rata Share of the Canadian BA Discount Proceeds in respect of such Canadian Banker's Acceptance, as the case may be.

               (ii) The Administrative Agent shall promptly notify each Lender of its receipt of a Foreign Currency Participation Funding Notice. Promptly (and in any event within three Business Days) upon receipt of such Notice, each Lender shall (or shall cause an Affiliate to) make available to the Administrative Agent for the account of the Foreign Currency Lenders an amount in the applicable currencies and in Same Day Funds equal to its Pro Rata Share of all outstanding Foreign Currency Loans (and, with respect to participations in Canadian Banker's Acceptances, its Pro Rata Share of the Canadian BA Discount Proceeds of all outstanding Canadian Banker's Acceptances). If any Lender so notified fails to make available to the Administrative Agent for the account of the Foreign Currency Lenders the full amount of such Lender's participations in all Foreign Currency Loans and Canadian Banker's Acceptances by the date which is three Business Days after its receipt of such notice from the Administrative Agent, then interest shall accrue on such Lender's obligations to fund such participations, from such date to the date such Lender pays such obligations in full, at a rate per annum equal to the applicable Overnight Rate in effect from time to time during such period.

               (iii) From and after the date on which a Foreign Currency Lender has delivered to the Administrative Agent a Foreign Currency Participation Funding Notice, all funds received by the Foreign Currency Lenders in payment of the Foreign Currency Loans and Canadian Banker's Acceptances, interest accrued thereon and other amounts payable in respect thereof shall be delivered by each Foreign Currency Lender to the Administrative Agent, in the same funds as those received by such Foreign Currency Lender, to be distributed to all Lenders in accordance with their Pro Rata Shares (i.e., giving effect to the funding of participations pursuant to this Section 2.04), except that (A) the Pro Rata Share of such funds of any Lender that has not funded its participations as provided herein shall be retained by such Foreign Currency Lender, and (B) interest accrued on any portion of any Foreign Currency Loan prior to the Lenders' funding of their respective participations therein shall be retained by such Foreign Currency Lender.

               (iv) If the Administrative Agent or any Foreign Currency Lender is required at any time to return to a Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any bankruptcy or insolvency proceeding, any portion of any payment made by such Borrower to the Administrative Agent or such Foreign Currency Lender in respect of any Foreign Currency Loan, any Canadian Banker's Acceptance or any interest or fee thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative


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          Agent for the account of such Foreign Currency Lender the amount of its Pro Rata Share of the amount so returned by the Administrative Agent or such Foreign Currency Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Administrative Agent, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

               (v) The Required Lenders, the Foreign Currency Lenders and the Administrative Agent may agree on any other reasonable method (such as making assignments of Foreign Currency Loans or Canadian Banker's Acceptances) for sharing the risks of Foreign Currency Loans and Canadian Banker's Acceptances ratably among all Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage any Lender.

               (vi) References to participations in Foreign Currency Loans in this Agreement (including in the definitions of "Commitment", "Defaulting Lender", "Foreign Currency Participation Funding Notice" and "Voting Percentage", subsection 2.12(b), subsection 2.13(f),
          Section 2.14 and Section 10.06) shall be deemed to include participations in Canadian Banker's Acceptances.

          (d) Each Lender's obligation to purchase participation interests in Foreign Currency Loans and Canadian Banker's Acceptances pursuant to this
     Section 2.04 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Borrower or any other Person for any reason whatsoever;
     (ii) the occurrence or continuance of an Event of Default, a Default or a Material Adverse Effect; (iii) any breach of this Agreement by any Borrower or any other Lender; (iv) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any Foreign Currency Loan or Canadian Banker's Acceptance is to be refunded or any participation interest in any Loan is to be purchased; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (e) Notwithstanding the provisions of subsection (d) above, no Lender shall be required to purchase a participation interest in a Foreign Currency Loan or Canadian Banker's Acceptance pursuant to this Section 2.04 if, at least two Business Days prior to the making of such Foreign Currency Loan or Canadian Banker's Acceptance, the Administrative Agent and the Foreign Currency Lenders received written notice from such Lender specifying that such Lender believed in good faith that one or more of the conditions precedent to the making of such Loan or Canadian Banker's Acceptance were not satisfied (and detailing its basis for such good faith belief) and, in fact, such conditions precedent to the making of such Loan or Canadian Banker's Acceptance were not satisfied at the time of the making of such Loan or Canadian Banker's Acceptance; provided that the obligation of such Lender to make such Loan or Canadian Banker's Acceptance and/or to purchase such participation interest shall be reinstated upon the earlier of (i) the date on which such Lender notifies the Administrative Agent that its prior notice has been withdrawn or (ii) the date on which all conditions precedent to the


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     making of such Foreign Currency Loan or Canadian Banker's Acceptance have been satisfied (or waived by the Required Lenders or all Lenders, as applicable).

          (f) If at any time that the Outstanding Amount of all Foreign Currency Loans and Canadian Banker's Acceptances denominated at such time exceeds an amount equal to 105% of the Aggregate Foreign Currency Commitments then in effect, the Administrative Agent may (or, at the request of a Foreign Currency Lender, shall) notify Anixter of such excess and, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize Canadian Banker's Acceptances in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Foreign Currency Commitments then in effect.

          (g) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the "deemed year") that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

     (e) Section 2.06(c) of the Credit Agreement is amended to read in its entirety as follows:

          (c) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Foreign Currency Loans in any Available Foreign Currency in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to any date of prepayment of Foreign Currency Loans; and (ii) any prepayment of Foreign Currency Loans shall be in a principal amount of the applicable Minimum Tranche. Each such notice shall specify the date and amount of such prepayment and the Foreign Currency Loans to be prepaid. The Administrative Agent will promptly notify each Applicable Foreign Currency Lender of its receipt of each such notice, and of such Applicable Foreign Currency Lender's Applicable Foreign Currency Pro Rata Share of such prepayment or, in the case of a prepayment in connection with a reduction or termination in an Applicable Foreign Currency Commitment pursuant to Section 2.18, such Applicable Foreign Currency Lender's share of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment to the Administrative Agent (or to the related Applicable Foreign Currency Lenders pursuant to procedures that may be agreed upon from time to time among the Borrowers, the Administrative Agent and such Applicable Foreign Currency Lenders) and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Foreign Currency Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Foreign Currency Loans of the Applicable Foreign Currency Lenders in accordance with their respective Applicable Foreign

     Currency Pro Rata Shares, except in the case of a prepayment in connection with a reduction or termination in an Applicable Foreign Currency Commitment pursuant to Section 2.18, in which case such prepayment shall be applied to the applicable Foreign Currency Lender's Foreign Currency Loans.

     (f) Section 2.09(a) of the Credit Agreement is hereby amended so that clause (v) thereof reads in entirety as follows and the following clause (vi) is added thereto:

     (v) each Foreign Currency Loan (other than Loans in Canadian Dollars) shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurocurrency Rate for such Interest Period plus (B) the Applicable Margin, and (vi) each Foreign Currency Loan in Canadian Dollars shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate.

     (g) Article II of the Credit Agreement is further amended by adding thereto the following Section 2.18:

          2.18 DESIGNATION OF FOREIGN CURRENCY LENDERS; INCREASES, REDUCTIONS OR TERMINATIONS OF APPLICABLE FOREIGN CURRENCY COMMITMENTS.

          (a) Anixter may, from time to time, with the acceptance of the related Lender and the approval of the Administrative Agent (such approval by the Administrative Agent not to be unreasonably withheld), designate a Lender as a Foreign Currency Lender with an Applicable Foreign Currency Commitment in respect of an Available Foreign Currency, provided that (i) the aggregate Applicable Foreign Currency Commitments in respect of all Available Foreign Currencies shall not exceed the Aggregate Foreign Currency Commitments, and (ii) any such new Applicable Foreign Currency Commitment shall be in an aggregate amount of US$1,000,000 or any whole multiple of US$500,000 in excess thereof.

          (b) Anixter may, from time to time, with the acceptance of the related Foreign Currency Lender and the approval of the Administrative Agent (such approval by the Administrative Agent not to be unreasonably withheld), increase the Applicable Foreign Currency Commitment of such Foreign Currency Lender, provided that (i) the aggregate Applicable Foreign Currency Commitments in respect of all Available Foreign Currencies shall not exceed the Aggregate Foreign Currency Commitments, and (ii) any such increase in an Applicable Foreign Currency Commitment shall be in an aggregate amount of US$1,000,000 or any whole multiple of US$500,000 in excess thereof.

          (c) Upon the effectiveness of any new Applicable Foreign Currency Commitment or any increase in an Applicable Foreign Currency Commitment, the Borrowers shall make such borrowings and prepayments of Foreign Currency Loans in the related Available Foreign Currency (and pay any additional amounts pursuant to Section 3.05)(and in the case of Canadian Lenders, the Canadian Lenders shall sell and purchase participations in outstanding Canadian Banker's Acceptances) to the extent necessary to keep the outstanding Foreign Currency Loans in such Available Foreign

     Currency (and, in the case of Canadian Lenders, Canadian Banker's Acceptances) ratable with any revised Applicable Foreign Currency Pro Rata Shares arising from any nonratable increase in Applicable Foreign Currency Commitments under this Section.

          (d) Anixter may, upon notice to the Administrative Agent, terminate the Applicable Foreign Currency Commitment of any Foreign Currency Lender, or reduce any Applicable Foreign Currency Commitment to an amount not less than the then Outstanding Amount of all Foreign Currency Loans in the related Available Foreign Currency of such Foreign Currency Lender (and, if applicable, its Canadian Banker's Acceptances); provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., five Business Days prior to the date of termination or reduction, and
     (ii) any such partial reduction shall be in an aggregate amount of US$1,000,000 or any whole multiple of US$500,000 in excess thereof.

          (e) The Administrative Agent shall promptly notify the Lenders of any designation of a Foreign Currency Lender, of any increase in any Applicable Foreign Currency Commitment and of any notice of reduction or termination of Applicable Foreign Currency Commitments.

          (f) Without the consent of the Administrative Agent, Anixter may not effect more than three adjustments of Applicable Foreign Currency Commitments in any twelve month period pursuant to this Section (it being understood that a single adjustment may involve the concurrent addition, termination, increase or decrease of more than one Applicable Foreign Currency Commitment and the concurrent addition or termination of Available Foreign Currencies).

     (h) Section 7.01 of the Credit Agreement is amended by replacing the amount "US$100,000,000" in the proviso thereto with the amount "One Hundred Fifty Million Dollars (US$150,000,000)".

     (i) Section 7.04(v) of the Credit Agreement is amended by replacing the amount "Seventy Five Million Dollars (US$75,000,000)" therein with the amount "One Hundred Twenty Five Million Dollars (US$125,000,000)".

     (j) Section 8.02(c) of the Credit Agreement is amended to read in its entirety as follows:

          (c) require that Anixter Cash Collateralize the L/C Obligations and Canadian Banker's Acceptances (in an amount equal to the then Outstanding Amount thereof); and

     (k) The Credit Agreement is amended (i) so that each reference to a Foreign Currency Loan Notice is replaced with a reference to a Foreign Currency Borrowing Notice, (ii) so that Schedule 2.01 reads in its entirety in the form of Schedule 2.01 attached hereto, (iii) by adding thereto as Schedule 2.04 thereto Schedule 2.04 attached hereto, (iv) by adding thereto as Schedule 2.04BA thereto Schedule 2.04BA attached hereto, (v) so that Schedule 10.02 reads in its entirety in the form of Schedule 10.02 attached hereto, and (vi) so that Exhibit A-2 reads in its entirety in the form of Exhibit A-2 attached hereto.

     SECTION 2 Addition of Anixter Canada Inc. as Borrowing Subsidiary. Pursuant to Section 2.15 of the Credit Agreement, Anixter hereby designates its Subsidiary, Anixter Canada Inc., organized under the laws of Canada (the "Designated Borrowing Subsidiary"), as a Borrowing Subsidiary.

     Anixter and the Designated Borrowing Subsidiary (i) confirm that the Designated Borrowing Subsidiary is a Foreign Subsidiary and (ii) make, on and as of the date hereof, the representations and warranties as to the Designated Borrowing Subsidiary contained in Article V of the Credit Agreement. The Designated Borrowing Subsidiary agrees to be bound in all respects by the terms of the Credit Agreement, including, without limitation, Article IV thereof, and to perform all of the obligations of a Borrowing Subsidiary thereunder. Each reference to a Borrowing Subsidiary in the Credit Agreement shall be deemed to include the Designated Borrowing Subsidiary.

     By its signature hereto each Guarantor ratifies and confirms the provisions of the Guaranty with respect to all Loans made by any Lender to the Designated Borrowing Subsidiary.

     The address to which communications to the Designated Borrowing Subsidiary under the Credit Agreement should be directed is

          Anixter Canada Inc.
          c/o Anixter Inc.
          2301 Patriot Boulevard
          Glenview, IL 60025
          Attn: Rod Shoemaker
          Telephone: (847) 521-8000
          Facsimile: (847) 521-8990
          Electronic Mail:
          rod.shoemaker@anixter.com

     Upon the effectiveness of this Amendment pursuant to Section 4 below, the Designated Borrowing Subsidiary shall become a Borrowing Subsidiary under the Credit Agreement as though it were an original party thereto and shall be entitled to borrow under the Credit Agreement upon the satisfaction of the conditions precedent set forth in Section 4.02 of the Credit Agreement.

     SECTION 3 Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Article V of the Credit Agreement is true and correct in all material respects, except to the extent that such warranty specifically refers to an earlier date, and (b) no Default or Event of Default exists.

     SECTION 4 Effectiveness of Amendment. The amendments set forth in Section 1 above and the addition of the Designated Borrowing Subsidiary as a Borrowing Subsidiary pursuant to Section 2 above shall become effective when the Administrative Agent shall have received all of the following (provided that the following are received on or before December 15, 2005): (i) counterparts of this Amendment executed by Anixter, the Borrowing Subsidiaries

(including the Designated Borrowing Subsidiary), the Guarantors, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent; (ii) Foreign Currency Notes executed by the Designated Borrowing Subsidiary payable to the order of each Foreign Currency Lender requesting such a Note, each in the principal amount of such Foreign Currency Lender's Foreign Currency Commitment, and a Swing Line Note executed by the Designated Borrowing Subsidiary payable to the order of the Swing Line Lender in the principal amount of the Swing Line Loan Commitment; (iii) all documents as shall reasonably demonstrate the existence of the Designated Borrowing Subsidiary, the corporate power and authority of the Loan Parties (including the Designated Borrowing Subsidiary) to enter into and the validity with respect to the Loan Parties (including the Designated Borrowing Subsidiary) of this Amendment and the other Loan Documents and any other matters relevant hereto (including opinions of counsel), all in form and substance satisfactory to the Administrative Agent; and (iv) any governmental and third party approvals necessary or advisable in connection with the execution, delivery and performance of this Amendment by the Loan Parties.

     SECTION 5 Miscellaneous.

     5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

     5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois.

     5.4 Successors and Assigns. This Amendment shall be binding upon Anixter, the Borrowing Subsidiaries (including the Designated Borrowing Subsidiary), the Guarantors, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Anixter, the Borrowing Subsidiaries (including the Designated Borrowing Subsidiary), the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

     Delivered as of the day and year first above written.

                                        ANIXTER INC., as Borrower


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER INTERNATIONAL BVBA, as a
                                        Borrowing Subsidiary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER INTERNATIONAL LTD., as a
                                        Borrowing Subsidiary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER CANADA INC., as a Borrowing
                                        Subsidiary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        GUARANTORS:

                                        ANIXTER INTERNATIONAL INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER-REAL ESTATE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER INFORMATION SYSTEMS CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ANIXTER FINANCIAL INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA, N.A., as a Lender,
                                        Swing Line Lender and L/C Issuer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        JPMORGAN CHASE BANK, N.A., as Co-
                                        Documentation Agent and Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE BANK OF NOVA SCOTIA, as Co-
                                        Documentation Agent and Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WACHOVIA BANK, N.A., as Syndication
                                        Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Co-Documentation Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        NATIONAL CITY BANK OF
                                        MICHIGAN/ILLINOIS, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        SUNTRUST BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANCA NAZIONALE DEL LAVORO SPA-NEW YORK
                                        BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE BANK OF NEW YORK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE NORTHERN TRUST COMPANY, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE ROYAL BANK OF SCOTLAND PLC,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES

                                                        PRO RATA
            LENDER                   COMMITMENT          SHARE
            ------               -----------------   -------------
Bank of America, N.A.            US$ 31,000,000.00    11.272727273%

Wachovia Bank N.A.               US$ 31,000,000.00    11.272727273%

JPMorgan Chase Bank, N.A.        US$ 26,000,000.00     9.454545455%

The Bank of Nova Scotia          US$ 26,000,000.00     9.454545455%

Wells Fargo Bank, National       US$ 26,000,000.00     9.454545455%
Association

National City Bank of            US$ 20,000,000.00     7.272727273%
Michigan/Illinois

SunTrust Bank                    US$ 20,000,000.00     7.272727273%

U.S. Bank National Association   US$ 20,000,000.00     7.272727273%

Banca Nazionale del Lavoro       US$ 15,000,000.00     5.454545455%
SPA-New York Branch

The Bank of New York             US$ 15,000,000.00     5.454545455%

KeyBank National Association     US$ 15,000,000.00     5.454545455%

The Northern Trust Company       US$ 15,000,000.00     5.454545455%

The Royal Bank of Scotland plc   US$ 15,000,000.00     5.454545455%

Total                            US$275,000,000.00   100.000000000%

                                                                   SCHEDULE 2.04

                     APPLICABLE FOREIGN CURRENCY COMMITMENTS
                 AND APPLICABLE FOREIGN CURRENCY PRO RATA SHARES

                             APPLICABLE FOREIGN     APPLICABLE FOREIGN
    APPLICABLE FOREIGN      CURRENCY COMMITMENT   CURRENCY PRO RATA
CURRENCY LENDER (BRITISH      (BRITISH POUNDS     SHARE (BRITISH POUNDS
     POUNDS STERLING)            STERLING)              STERLING)
-------------------------   -------------------   ---------------------
Bank of America, N.A.          US$40,000,000           50.000000000%
JPMorgan Chase Bank, N.A.      US$20,000,000           25.000000000%
Wachovia Bank N.A.             US$20,000,000           25.000000000%

Total                          US$80,000,000          100.000000000%

                             APPLICABLE FOREIGN   APPLICABLE FOREIGN
    APPLICABLE FOREIGN      CURRENCY COMMITMENT    CURRENCY PRO RATA
 CURRENCY LENDER (EUROS)          (EUROS)            SHARE (EUROS)
-------------------------   -------------------   ------------------
Bank of America, N.A.          US$20,000,000         50.000000000%
JPMorgan Chase Bank, N.A.      US$20,000,000         50.000000000%

Total                          US$40,000,000        100.000000000%

    APPLICABLE FOREIGN       APPLICABLE FOREIGN      APPLICABLE FOREIGN
CURRENCY LENDER (CANADIAN   CURRENCY COMMITMENT   CURRENCY PRO RATA SHARE
         DOLLARS)            (CANADIAN DOLLARS)      (CANADIAN DOLLARS)
-------------------------   -------------------   -----------------------
The Bank of Nova Scotia        US$30,000,000           100.000000000%

Total                          US$30,000,000           100.000000000%

                                                                 SCHEDULE 2.04BA

                          CANADIAN BANKER'S ACCEPTANCES

1.   EXECUTION OF CANADIAN BANKER'S ACCEPTANCES

     (a) To facilitate the acceptance of Canadian Banker's Acceptances hereunder, Anixter Canada Inc. hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, as and when considered necessary by such Canadian Lender, an appropriate number of orders in the form prescribed by such Canadian Lender.

     (b) Each Canadian Lender may, at its option, execute any order in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and each Canadian Lender is hereby authorized to accept or pay, as the case may be, any order of Anixter Canada Inc. which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of such Canadian Lender. Any such order or Canadian Banker's Acceptance shall be as valid as if he or she were an authorized officer at the date of issue of the order or Canadian Banker's Acceptance.

     (c) Any order or Canadian Banker's Acceptance signed by a Canadian Lender as attorney for Anixter Canada Inc., whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by such Canadian Lender to all intents and purposes and shall bind Anixter Canada Inc. as if duly signed and issued by Anixter Canada Inc.

     (d) The receipt by a Canadian Lender of a request for a Foreign Currency Borrowing by way of Canadian Banker's Acceptances shall be such Canadian Lender's sufficient authority to execute, and each Canadian Lender shall, subject to the terms and conditions of this Agreement, execute orders in accordance with such request and the advice of the Administrative Agent given pursuant to Section 4 of this Schedule, and the orders so executed shall thereupon be deemed to have been presented for acceptance.

2.   SALE OF CANADIAN BANKER'S ACCEPTANCES

     (a) It shall be the responsibility of each Canadian Lender to arrange, in accordance with normal market practice, for the sale on each funding date of the Canadian Banker's Acceptances to be accepted by that Canadian Lender, failing which the Canadian Lender shall purchase its Canadian Banker's Acceptances.

     (b) In accordance with the procedures set forth in Section 4 of this Schedule, the Canadian Lender will make the net proceeds of the Foreign Currency Borrowing by way of Canadian Banker's Acceptances available to Anixter Canada Inc. on


                                    2.04BA-1
          the funding date by crediting the account in Canada designated by Anixter Canada Inc. with such amount.

3.   SIZE AND MATURITY OF CANADIAN BANKER'S ACCEPTANCES AND ROLLOVERS

Each Foreign Currency Borrowing by means of Canadian Banker's Acceptances shall be in a minimum amount of $2,500,000 and the maximum number of Canadian Banker's Acceptances outstanding at any time shall not exceed ten. Each Canadian Banker's Acceptance shall have a term of 1, 2, 3 or (subject to availability) 6 months after the date of acceptance of the order by a Canadian Lender, but no Canadian Banker's Acceptance may mature on a date which is not a Business Day or after the Maturity Date. The face amount at maturity of a Canadian Banker's Acceptance may be renewed as a Canadian Banker's Acceptance (by repayment and reissue) or repaid.

4.   CO-ORDINATION OF CANADIAN BA ADVANCES

Each Canadian Lender shall advance its Applicable Foreign Currency Pro Rata Share of each Foreign Currency Borrowing by way of Canadian Banker's Acceptances in accordance with the provisions set forth below.

     (a) The Administrative Agent, promptly following receipt of a notice from Anixter Canada Inc. pursuant to Section 2.04 requesting a Foreign Currency Borrowing by way of Canadian Banker's Acceptances, shall advise each Canadian Lender of the aggregate face amount and term(s) of the Canadian Banker's Acceptances to be accepted by it, which term(s) shall be identical for all Canadian Lenders. The aggregate face amount of Canadian Banker's Acceptances to be accepted by a Canadian Lender shall be determined by the Administrative Agent by reference to the respective Canadian Commitments of the Canadian Lenders, except that, if the face amount of a Canadian Banker's Acceptance would not be $1,000,000 or a whole multiple thereof, the face amount shall be increased or reduced by the Administrative Agent in its sole discretion to the nearest whole multiple of $1,000,000.

     (b) Each Canadian Lender shall transfer to Anixter Canada Inc., for value not later than 11:00 a.m. (Toronto time) on each funding date immediately available Canadian Dollars in an aggregate amount equal to the Canadian BA Discount Proceeds of all Canadian Banker's Acceptances accepted and sold or purchased by the Canadian Lender on such funding date net of the applicable Canadian Banker's Acceptance Fee and net of the amount required to pay any of its previously accepted Canadian Banker's Acceptances that are maturing on the funding date or any of its other Foreign Currency Borrowings that are being converted to Canadian Banker's Acceptances on the funding date.

     (c) Notwithstanding any other provision hereof, for the purpose of determining the amount to be transferred by a Canadian Lender to Anixter Canada Inc. in respect of the sale of any Canadian Banker's Acceptance accepted by such Canadian


                                    2.04BA-2

          Lender and sold or purchased by it, the proceeds of sale thereof shall be deemed to be an amount equal to the Canadian BA Discount Proceeds calculated with respect thereto. Accordingly, in respect of any particular Canadian Banker's Acceptance accepted by it, a Canadian Lender in addition to its entitlement to retain the applicable Canadian Banker's Acceptance Fee for its own account (i) shall be entitled to retain for its own account the amount, if any, by which the actual proceeds of sale thereof exceed the Canadian BA Discount Proceeds calculated with respect thereto; and (ii) shall be required to pay out of its own funds the amount, if any, by which the actual proceeds of sale thereof are less than the Canadian BA Discount Proceeds calculated with respect thereto.

     (d) Whenever Anixter Canada Inc. requests a Foreign Currency Borrowing that includes Canadian Banker's Acceptances, each Lender that is not permitted by applicable law or by customary market practice to accept a Canadian Banker's Acceptance (a "Non BA Lender") shall, in lieu of accepting its pro rata amount of such Canadian Banker's Acceptances, make available to the Borrower on the Drawdown Date a non-interest bearing loan (a "Canadian BA Equivalent Loan") in Canadian Dollars in an amount equal to the Canadian BA Discount Proceeds of its pro rata amount of the Canadian Banker's Acceptances based on the Canadian BA Discount Rate applicable to a Canadian Lender named on Schedule I to the Bank Act (Canada) plus 0.10% per annum. Each Non BA Lender shall also be entitled to deduct from the Canadian BA Equivalent Loan an amount equal to the Canadian Banker's Acceptance Fee that would have been applicable had it been able to accept Canadian Banker's Acceptances. The Canadian BA Equivalent Loan shall have a term equal to the term of the Canadian Banker's Acceptances that the Non BA Lender would otherwise have accepted and Anixter Canada Inc. shall, at the end of that term, be obligated to pay the Non BA Lender an amount equal to the aggregate face amount of the Canadian Banker's Acceptances that it would otherwise have accepted. All provisions of this Agreement applicable to Canadian Banker's Acceptances and Canadian Lenders that accept Canadian Banker's Acceptances shall apply mutatis mutandis to Canadian BA Equivalent Loans and Non BA Lenders and, without limiting the foregoing, Foreign Currency Borrowings shall include Canadian BA Equivalent Loans.

5. PAYMENT OF CANADIAN BANKER'S ACCEPTANCES; CASH COLLATERAL; TAXES, YIELD PROTECTION AND ILLEGALITY

     (a) Anixter Canada Inc. shall provide for the payment to each Canadian Lender of the full face amount of each Canadian Banker's Acceptance accepted for its account on the earlier of (i) the date of maturity of a Canadian Banker's Acceptance; and (ii) the date on which any Obligations become due and payable pursuant to Section 8.02. Each Canadian Lender shall be entitled to recover interest from Anixter Canada Inc. at the Default Rate, upon any amount payment of which has not been provided for by Anixter Canada Inc. in accordance with this Section. Interest shall be calculated from and including the date of maturity of each such


                                    2.04BA-3

          Canadian Banker's Acceptance up to but excluding the date such payment, and all interest thereon, is provided for by Anixter Canada Inc., both before and after demand, default and judgment.

     (b) For purposes of this Schedule 2.04BA, Section 2.04(f) and Section 8.02(c), "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Canadian Lenders and the Lenders, as collateral for the Obligations in respect of Canadian Banker's Acceptances, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Canadian Lenders (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Anixter hereby grants to the Administrative Agent, for the benefit of the Canadian Lenders and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

     (c) The provisions of Article III applicable to Loans, Letters of Credit and the Commitments and Obligations in respect thereof apply to Canadian Banker's Acceptances and the Commitments and Obligations in respect thereof, mutatis mutandis.

6.   DEEMED ADVANCE - CANADIAN BANKER'S ACCEPTANCES

Except for amounts which are paid from the proceeds of a rollover of a Canadian Banker's Acceptance or for which payment has otherwise been funded by Anixter Canada Inc., any amount which a Canadian Lender pays to any third party on or after the date of maturity of a Canadian Banker's Acceptance in satisfaction thereof or which is owing to the Canadian Lender in respect of such a Canadian Banker's Acceptance on or after the date of maturity of such a Canadian Banker's Acceptance, shall be deemed to be a Foreign Currency Loan in Canadian Dollars to Anixter Canada Inc. under this Agreement. Each Canadian Lender shall forthwith give notice of the making of such a Foreign Currency Loan to Anixter Canada Inc., the Administrative Agent and to the other Canadian Lenders. Interest shall be payable on such Foreign Currency Loans in accordance with the terms applicable to Foreign Currency Loans in Canadian Dollars.

7.   WAIVER

Anixter Canada Inc. shall not claim from a Canadian Lender any days of grace for the payment at maturity of any Canadian Banker's Acceptances presented and accepted by such Canadian Lender pursuant to this Agreement. Anixter Canada Inc. waives any defence to payment which might otherwise exist if for any reason a Canadian Banker's Acceptance shall be held by a Canadian Lender in its own right at the maturity thereof, and the doctrine of merger shall not apply to any Canadian Banker's Acceptance that is at any time held by a Canadian Lender in its own right.


                                    2.04BA-4

8.   DEGREE OF CARE

Any executed orders to be used as Canadian Banker's Acceptances shall be held in safekeeping with the same degree of care as if they were the Canadian Lender's own property, and shall be kept at the place at which such orders are ordinarily held by such Canadian Lender.

9.   OBLIGATIONS ABSOLUTE

The obligations of Anixter Canada Inc. with respect to Canadian Banker's Acceptances under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

          (i) any lack of validity or enforceability of any order accepted by a Canadian Lender as a Canadian Banker's Acceptance; or

          (ii) the existence of any claim, set-off, defence or other right which Anixter Canada Inc. may have at any time against the holder of a Canadian Banker's Acceptance, a Canadian Lender or any other Person, whether in connection with this Agreement or otherwise.

10.  SHORTFALL ON DRAWDOWNS, ROLLOVERS AND CONVERSIONS

     Anixter Canada Inc. agrees that:

          (i) the difference between the amount of a Foreign Currency Borrowing requested by Anixter Canada Inc. by way of Canadian Banker's Acceptances and the actual proceeds of the Canadian Banker's Acceptances;

          (ii) the difference between the actual proceeds of a Canadian Banker's Acceptance and the amount required to pay a maturing Canadian Banker's Acceptance, if a Canadian Banker's Acceptance is being rolled over; and

          (iii) the difference between the actual proceeds of a Canadian Banker's Acceptance and the amount required to repay any Foreign Currency Borrowing which is being converted to a Canadian Banker's Acceptance;

shall be funded and paid by Anixter Canada Inc. from its own resources, by 11:00 a.m. on the day of the Foreign Currency Borrowing or may be advanced as a Foreign Currency Loan in Canadian Dollars under an Applicable Foreign Currency Commitment if Anixter Canada Inc. is otherwise entitled to a Foreign Currency Borrowing under this Agreement.


                                    2.04BA-5

                                                                  SCHEDULE 10.02

                   EUROCURRENCY AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

ANIXTER INC. AND BORROWING SUBSIDIARIES

c/o Anixter Inc.
2301 Patriot Boulevard
Glenview, IL 60025
Attn: Rod Shoemaker
      Telephone: (847) 521-8000
      Facsimile: (847) 521-8990
      Electronic Mail: rod.shoemaker@anixter.com

BANK OF AMERICA, N.A.

Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions):

Bank of America, N.A.
CA4-702-02-25
2001 Clayton Road
Concord, CA 94520-2405
Attn: Kathy C. Eddy
      Tel: (925) 675-8458
      Fax: (888) 969-2420
      Electronic Mail: kathy.eddy@bankofamerica.com
Payment Instructions:
Bank of America, N.A.
ABA# 111 000 012
Account No.: 3750836479
Ref: Anixter

Other Notices as Administrative Agent:

Bank of America, N.A.
Agency Management
CA5-701-05-19
1455 Market Street
San Francisco, CA 94103-1399
Attn: Joan Mok
      Tel: (415) 436-3496
      Fax: (415) 503-5085
      Electronic Mail: joan.mok@bankofamerica.com

With a copy to:

Bank of America, N.A.


                                     10.02-1

IL1-231-10-50
231 South LaSalle St.
Chicago, IL 60604
Attn: Thomas R. Durham
      Telephone: (312) 828-8044
      Facsimile: (312) 974-8681
      Electronic Mail: Thomas.Durham@bankofamerica.com
L/C Issuer:
Bank of America, N.A.
Trade Operations-Los Angeles #22621
Mail Code: CA9-703-19-23
333 S. Beaudry Avenue
Los Angeles, CA 90017-1466
Attn: Sandra Leon
      Telephone: (213) 345-5231
      Facsimile: (213) 345-6694
      Electronic Mail: Sandra.leon@bankofamerica.com

Applicable Office of Administrative Agent for British Pound Sterling Payments:

Bank of America, N.A.
CA4-702-02-25
2001 Clayton Road
Concord, CA 94520-2405
Attn: Kathy C. Eddy
      Tel: (925) 675-8458
      Fax: (888) 969-2420
      Electronic Mail: kathy.eddy@bankofamerica.com

Applicable Office of Administrative Agent for Euro Payments:

Bank of America, N.A.
CA4-702-02-25
2001 Clayton Road
Concord, CA 94520-2405
Attn: Kathy C. Eddy
      Tel: (925) 675-8458
      Fax: (888) 969-2420
      Electronic Mail: kathy.eddy@bankofamerica.com

Applicable Office of Administrative Agent for Canadian Dollar Payments:

Bank of America, N.A.


                                     10.02-2

CA4-702-02-25
2001 Clayton Road
Concord, CA 94520-2405
Attn: Kathy C. Eddy
      Tel: (925) 675-8458
      Fax: (888) 969-2420
      Electronic Mail: kathy.eddy@bankofamerica.com


                                     10.02-3

                                                                     EXHIBIT A-2

                    FORM OF FOREIGN CURRENCY BORROWING NOTICE

                                                        Date: ___________, _____

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Five-Year Revolving Credit Agreement, dated as of June 18, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Anixter Inc., certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

     The undersigned hereby requests (select one):

-    A Borrowing of Foreign Currency Loans

-    A continuation of Loans

-    Canadian Banker's Acceptance(s) [Anixter Canada Inc. only]

     1.   On ______________ (a Business Day).

     2.   In the amount of _______________ in [Available Foreign Currency].

     3. [With an Interest Period of _____ months][With a maturity of _____ months].

     [The Foreign Currency Borrowing requested herein complies with the proviso to the first sentence of Section 2.03 of the Agreement.]

                                        [BORROWER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      A-2-1